                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 1998


                        DIGITAL TELEVISION SERVICES, INC.
                                DTS CAPITAL, INC.
      ---------------------------------------------------------------------
      (Exact name of registrants as specified in their respective charters)



            Delaware                  333-36217                06-1473713
            Delaware                 333-36217-01              58-2332106
         ----------------           -------------          --------------------
         (States or other           (Commission              (I.R.S. Employer
         jurisdictions of           File Numbers)          Identification Nos.)
         incorporation)



       c/o Pegasus Communications Management Company, 100 Matsonford Road,
        5 Radnor Corporate Center, Suite 454, Radnor, Pennsylvania     19087
        ----------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 610-341-1801
                                                            ------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 1. Change in Control of Registrant.

         On April 27, 1998, Pegasus DTS Merger Sub, Inc., a subsidiary of Pegasus Communications Corporation ("Pegasus"), was merged into Digital Television Services, Inc. ("DTS") pursuant to the terms of the Agreement and Plan of Merger dated January 8, 1998 (the "Merger Agreement") among Pegasus, DTS, Pegasus DTS Merger Sub, Inc., certain stockholders of Pegasus and certain stockholders of DTS. As a result of the Merger, DTS and DTS Capital, Inc. ("Capital") became wholly-owned subsidiaries of Pegasus.

         Pursuant to the terms of the Merger Agreement, 5,471,296 shares in the aggregate of Pegasus' Class A Common Stock were issued to the former DTS stockholders, holders of DTS options received options to purchase an aggregate of 67,042 shares of Pegasus' Class A Common Stock, and holders of DTS warrants received warrants to purchase an aggregate of 156,996 shares of Pegasus' Class A Common Stock.

         Upon consummation of the Merger, (i) all of DTS' and Capital's directors either resigned or were removed, (ii) Marshall W. Pagon, the President, Chief Executive Officer and Chairman of the Board of Pegasus, Howard
E. Verlin, a Vice President of Pegasus, and Nicholas A. Pagon were elected to DTS' Board of Directors, and (iii) Marshall W. Pagon was elected the sole director of Capital.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated January 8, 1998 among the Registrant and certain of its stockholders, Pegasus DTS Merger Sub, Inc., DTS and certain of DTS' stockholders (which is incorporated by reference herein to Exhibit 2.1 to Pegasus Communications Corporation's Form 8-K dated December 10, 1997).


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DIGITAL TELEVISION SERVICES, INC.


                                        By: /s/ Ted S. Lodge
                                            ---------------------------
                                                Ted S. Lodge,
                                                Senior Vice President

                                        DTS CAPITAL, INC.


                                        By: /s/ Ted S. Lodge
                                            ---------------------------
                                                 Ted S. Lodge,
                                                 Senior Vice President



May 11, 1998


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